UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 10, 2004

ViewCast.com, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-29020	75-2528700

(Commission File Number)	(IRS Employer Identification No.)

17300 North Dallas Parkway, Suite 2000 Dallas, Texas	75248-1191

(Address of Principal Executive Offices)	(Zip Code)

(972) 488-7200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     Amendments to Revolving Loan Agreement

     On December 10, 2004, Delta Computec Inc. (“DCI”) and Keltic Financial Partners, LP (“Keltic”) entered into the Third Amendment to Revolving Loan Agreement between MMAC Communications Corp. (n/k/a DCI) and Keltic dated as of October 11, 2002 (the “Loan Agreement”) which extended the termination date of the Loan Agreement until the earlier of January 10, 2005, or the date on which Keltic terminates the Loan Agreement pursuant to Section 12 of the Loan Agreement. The amendment also extended the liquidated damages date until January 10, 2005.

     On January 10, 2005, DCI and Keltic entered into the Fourth Amendment to the Loan Agreement which extended the termination date of the Loan Agreement until the earlier of February 15, 2005, or the date on which Keltic terminates the Loan Agreement pursuant to Section 12 of the Loan Agreement. The amendment also extended the liquidated damages date until February 15, 2005.

     On February 15, 2005, DCI and Keltic entered into the Fifth Amendment to the Loan Agreement which extended the termination date of the Loan Agreement until the earlier of April 15, 2005, or the date on which Keltic terminates the Loan Agreement pursuant to Section 12 of the Loan Agreement. The amendment also extended the liquidated damages date until April 15, 2005.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 1.01 “Entry into a Material Definitive Agreement – Amendments to Revolving Loan Agreement” above.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

10.1	Third Amendment dated as of December 10, 2004 to Revolving Loan Agreement between MMAC Communications Corp. and Keltic Financial Partners, LP dated as of October 11, 2002.

10.2	Fourth Amendment dated as of January 10, 2005 to Revolving Loan Agreement between MMAC Communications Corp. and Keltic Financial Partners, LP dated as of October 11, 2002.

10.3	Fifth Amendment dated as of February 15, 2005 to Revolving Loan Agreement between MMAC Communications Corp. and Keltic Financial Partners, LP dated as of October 11, 2002.

* * * * *

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWCAST.COM, INC.
Date: March 25, 2005

By:	/s/ Laurie L. Latham
Laurie L. Latham, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment dated as of December 10, 2004 to Revolving Loan Agreement between MMAC Communications Corp. and Keltic Financial Partners, LP dated as of October 11, 2002.

10.2	Fourth Amendment dated as of January 10, 2005 to Revolving Loan Agreement between MMAC Communications Corp. and Keltic Financial Partners, LP dated as of October 11, 2002.

10.3	Fifth Amendment dated as of February 15, 2005 to Revolving Loan Agreement between MMAC Communications Corp. and Keltic Financial Partners, LP dated as of October 11, 2002.